                  PACIFIC HORIZON INTERNATIONAL EQUITY FUND
                                ANNUAL REPORT
                              FEBRUARY 28, 1997





                          INTERNATIONAL EQUITY FUND






                              INVESTING FOR ALL
                            THE TIMES OF YOUR LIFE


                               ----------------
                               NOT FDIC INSURED
                               ----------------

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                           INVESTMENT ADVISER
                     Bank of America National Trust
                        and Savings Association
                         555 California Street
                        San Francisco, CA 94104

                             ADMINISTRATOR
                         The BISYS Group, Inc.
                           3435 Stelzer Road
                           Columbus, OH 43219
                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                   Contents

                                FUND FACTS                               2-3

                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6

                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9

                                FUND OVERVIEW AND INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                   10-12

                                PACIFIC HORIZON INTERNATIONAL
                                  EQUITY FUND                          13-15

                                Portfolio of Investments               16-24

                                Statement of Assets
                                  and Liabilities                         25

                                Statement of Operations                   26

                                Statements of Changes
                                  in Net Assets                           27

                                Notes to Financial
                                  Statements                           28-36

                                Financial Highlights                   37-38

                                Report of Independent Accountants         39

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value but offer no growth potential.

------------------------------------------------------------------------------------

                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

----------------------------------------------------------------------------------

  PORTFOLIO CONSISTS PRIMARILY OF ...             APPROPRIATE FOR INVESTORS WHO SEEK
----------------------------------------------------------------------------------
 Foreign Equity Securities               Diversification into foreign equity markets with
                                         associated risk.
 ..............................................................................................
 Small Capitalization Stocks             Higher-than-average long-term growth potential with
                                         higher-than-average risk.
 ..............................................................................................
 Blue Chip Stocks                        Long-term growth potential from investments in the
                                         stocks of well-established companies.
 ..............................................................................................
 Convertible Bonds and Convertible       Combined potential for current income and capital
 Preferred Stocks                        appreciation.
 ..............................................................................................
 Stocks, Bonds and Cash Equivalents      Long-term growth potential and current income from
                                         stocks and bonds.
 ..............................................................................................
 Investment-Grade Corporate Debt         High monthly income potential with reasonable
                                         investment risk.
 ..............................................................................................
 Investment-Grade Corporate and U.S.     Regular monthly income from a diversified portfolio
 Government Securities                   of investment-grade securities.
 ..............................................................................................
 GNMAs and Other U.S. Government         High monthly income potential and low credit risk.
 Securities
 ..............................................................................................
 U.S. Government and Government Agency   Monthly income and relative stability of investment.
 Securities
 ..............................................................................................
 Investment-Grade Municipal Debt         Monthly tax-free income.
 Securities
 ..............................................................................................
 Investment-Grade California             High monthly double tax-free income.
 Municipal Securities
 ..............................................................................................
 High-Quality Corporate and/or U.S.      A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations       cash while waiting for other investment
                                         opportunities.
 ..............................................................................................
 Short-Term Municipal Obligations        A tax-free way to manage or accumulate cash while
                                         waiting for other investment opportunities.
 ..............................................................................................
 Short-Term California Municipal         A tax-free way to manage or accumulate cash while
 Obligations                             waiting for other investment opportunities.

------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps                             [ART WORK]
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the
[ART WORK]                  text, the investment management team may have
                            illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

[ART WORK]                        INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                  SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES
[ART WORK]
                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

[ART WORK]                        OPERATING EXPENSES INCURRED BY THE FUND DURING
                                  THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

[ART WORK]                        DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND

TROND SKRAMSTAD PHOTO

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Co., LLP
Sub-Adviser to the Fund

Mr. Skramstad directs the Global Equity Strategy Group and plays a key role in the management of this Fund.

GOAL:

The Pacific Horizon International Equity Fund seeks long-term capital growth.

INVESTMENTS:

The Fund invests in a diversified portfolio of equity securities of companies that are domiciled or have their principal activities in countries outside the U.S.

APPROPRIATE FOR:

Investors who want to diversify their investments in foreign equity markets and who are prepared to accept the risks associated with such investments.

INCEPTION:

May 13, 1996

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $16 million
Q
    WHAT IS THE FUND'S INVESTMENT STRATEGY AND OBJECTIVE?

A
    The Fund's investment objective is to seek long-term capital growth, primarily through investments in equity securities of companies outside of the U.S., although the Fund is accounted for in U.S. dollars.

The management team focuses on high quality, large-cap stocks within the established markets of Europe and the Far East and may also invest in smaller companies and emerging markets. The Fund will generally be fully invested, and currency management is used only for defensive hedging purposes.

The cornerstone of our international investment approach is fundamental research. We combine input from regional analysts, global industry analysts, global economists and market strategists. The result is a broadly diversified portfolio that incorporates the firm's best thinking with respect to security selection, sector and country allocation.

Q
    HOW DID THE FUND AND INTERNATIONAL MARKETS PERFORM DURING THE NINE MONTHS ENDED FEBRUARY 28, 1997?

A
    The Fund returned -0.79% (without the sales charge) for A Shares since its inception on May 13, 1996, for the period ended February 28, 1997.* In addition, during the period, the Fund introduced K Shares, which are primarily offered to Daily Advantage 401(k) plan participants, although they are available to certain other eligible individuals, as outlined in the prospectus. During the period ended February 28, 1997, K Shares returned -1.09%.** By comparison, for the nine month period beginning June 1, 1996 and ending February 28, 1997, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free ex-US

Index rose only 1.76% in U.S. dollar terms, as compared to 20.05% for the S&P 500 Index.*** Overseas markets returns were hurt by a stronger dollar and a difficult year in Japan. Japanese stocks returned -23.3% in U.S. dollar terms for the nine month period beginning June 1, 1996 and ending February 28, 1997, as investors remained fundamentally pessimistic about the future economic growth of the Japanese economy.

For the same nine month period beginning on June 1, 1996 and ending on February 28, 1997, European markets, as a group, were up 17.2% in U.S. dollar terms, as measured by the MSCI Europe Index, driven by falling interest rates and an improving economic environment. For the same period, the Nordic countries (Finland, Sweden, Norway and Denmark) were particularly strong, each gaining 17.0% to 32.0% in U.S. dollar terms. United Kingdom stocks advanced, as did the markets in France and Germany.

Elsewhere, the smaller Pacific Basin markets as a whole were generally weaker than Europe, but several individual markets saw impressive returns as Hong Kong was up 12.70%, Malaysia was up 15.25% and Taiwan returned 28.75% in U.S. dollar terms for the same nine month period ended February 28, 1997. Many Latin American markets also were strong performers.

Q
    HOW HAVE THE FUND'S ASSETS BEEN DIVIDED AMONG DIFFERENT MARKETS SINCE INCEPTION ON MAY 13, 1996?

A
    The Fund is invested in 26 countries and 156 equity issues. Its equity exposure by region at February 28, 1997 was as follows: Europe: 54%; Japan: 22%; Pacific Basin (excluding Japan): 17%; and Latin America/Canada: 7%.****

Q
    HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE YEAR AHEAD?

A
    The Fund is generally overweighted in Continental European markets. Those economies are gradually accelerating due to the effects of stimulative monetary policies and more competitive currency levels. This remains a good recipe for corporate profitability.

Our strategy in Japan remains relatively cautious relative to the benchmark, given the structural challenges ahead, and the gradually improving economic picture. However, we have been buying shares of world class global exporters and attractively priced domestic-oriented companies on market weakness in Japan.

On balance, we have a positive long-term outlook for Asian economies and stock markets. Asian economies (outside of Japan), despite slowing exports, continue to grow at twice the rate of the developed countries and well in excess of most of the world's other emerging markets.

We are underweighted in Canada and overweighted in Latin America, relative to the Index. In Latin America, we are participating selectively as economic fundamentals there are improving, but political uncertainty and other factors present ongoing risks.

Q
    WHO SHOULD CONSIDER INVESTING IN THIS FUND?

A
    The Fund may be appropriate for investors who wish to increase investment opportunity while reducing overall investment risk through diversification. The U.S. market now accounts for only 45% of the total market capitalization of the world's stock markets.***** The potential for faster growth exists in many rapidly developing markets around the globe. International equity investors have access to these markets, and the ability to tap their growth potential.

International investments also can involve risk not usually associated with U.S. equity investments, such as currency risk and different levels and types of political and economic risks. However, these factors inherently present opportunities for the experienced international investor to deliver attractive, long-term returns.

---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was -5.24% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from May 13, 1996 (inception date of the Fund) through October 24, 1996 combined with actual K Share performance from October 25, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represents actual performance from the inception date of the K Shares.

 *** The Morgan Stanley Capital Index (MSCI) All Country World Free ex-U.S.
     Index is an unmanaged index generally representative of the international equity market as a whole (excluding the U.S.), and cannot be invested in directly. The S&P 500 is an index typically used to represent the large-capitalization U.S. equity market as a whole, and cannot be invested in directly.

 **** The composition of the Fund's holdings is subject to change.

***** Source: Morgan Stanley, using MSCI All Country World Free ex-U.S. Index.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                                          MSCI ALL
                                                            LIPPER        COUNTRY
                                                         INTERNATIONAL   WORLD FREE
   MEASUREMENT PERIOD                                    EQUITY FUND      EX-U.S.
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE         INDEX
5/13/96                         9551.10       10000.00          10000          10000
8/31/96                         9283.67           9720        9807.03        9773.57
2/28/97                         9475.68        9891.04       10528.01       10175.49

HOW PERFORMANCE COMPARES
The chart compares the Pacific Horizon
International Equity Fund to the
Morgan Stanley Capital International
(MSCI) All Country World Free ex-U.S.
Index, which is an unmanaged index
typically used as a performance
benchmark for international equity
investments.

As illustrated, the Fund tracked the
performance of other international
equity funds. The average of
international equity funds as reported
by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon International Equity Fund. An initial $10,000 investment in the Fund made on May 13, 1996 would now be worth $9,475 for A Shares. The same investment made in the Lipper International Equity Fund Average would now be worth $10,528. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $9,891.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

The performance data quoted represents past performance and is not an indication of future results. The investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost.

* The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from May 13, 1996 (inception date of the Fund) through October 24, 1996 combined with actual K Share performance from October 25, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K
                                              ----------------------------------

                                                    INTERNATIONAL EQUITY FUND
                                                      AGGREGATE TOTAL RETURN

                                             ---------------------------------------
                                                             A SHARES      K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               Since
                                               Inception   -0.79%   -5.24%     -1.09%
                                               (5/13/96)

                                              ----------------------------------
                                              Performance quoted is not
                                              annualized.
                                              Return figures for the Fund
                                              include change in share price,
                                              reinvestment of dividends and
                                              capital gains distributions.

Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper International Equity Fund Average, nor the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index may be invested in directly. The hypothetical investment in the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF FEBRUARY 28, 1997)

A WORLD OF INVESTMENT OPPORTUNITY

An investment in the Pacific Horizon International Equity Fund offers shareholders the potential to take advantage of the expanding universe of international equity investments that now account for nearly two-thirds of the world's investment opportunities and 80% of the world's blue-chip companies.

As you can see on the chart below, stocks of companies headquartered outside the United States increasingly make up a larger portion of the world's capital markets.

U.S. versus non-U.S. securities, as a percent of the World's Capital Markets

        1970                1996
Non-U.S.       34    U.S.           45
U.S.           66    NON-U.S.       55


Primary areas of investment opportunity currently include the countries in the adjacent table, which reflects the current largest country holdings of the MSCI All Country World Free ex-U.S. Index as of December 31, 1996.

TOP TEN COUNTRIES+*
AS OF FEBRUARY 28, 1997
----------------------------------------

                               PERCENT OF
                               NET ASSETS
----------------------------------------
  Japan                           20.5%
 ......................................................
  United Kingdom                  13.8%
 ......................................................
  France                           7.9%
 ......................................................
  Germany                          7.7%
 ......................................................
  Australia                        4.7%
 ......................................................
  Spain                            4.1%
 ......................................................
  Sweden                           2.9%
 ......................................................
  Netherlands                      2.9%
 ......................................................
  Italy                            2.8%
 ......................................................
  Switzerland                      2.7%
----------------------------------------
TOTAL                             70.0%
----------------------------------------

---------------
+ Calculation is based on investment securities and futures contracts.

* The composition of the Fund's holdings is subject to change.

The International Equity Fund employs a "blue-chip" approach to the world's markets. The Fund aims to select stocks from major industries in the 47 countries represented by the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index. Fund managers will strive to add value by carefully screening stocks to select what they believe to be the best stocks in each industry, with a focus on stock of large, well-established companies.

Source: MSCI, 1997

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------    ---------      --------------
COMMON STOCKS -- 83.3%
ARGENTINA -- 0.8%
Energy -- 0.5%
    YPF Sociedad Anonima ADR...........................        3,000      $       80,250
Beverages & Tobacco -- 0.3%
    Quilmes Industrial ADR.............................        5,000              56,250
                                                                          --------------
    Total Argentina....................................                          136,500
                                                                          --------------
AUSTRALIA -- 2.7%
Construction & Housing -- 0.6%
    Boral Ltd. (b).....................................       37,500             101,950
                                                                          --------------
Food & Household Products -- 0.6%
    Goodman Fielder Ltd................................       87,000             105,422
                                                                          --------------
Metals -- Non Ferrous -- 0.6%
    Pioneer International..............................       30,000              89,250
                                                                          --------------
Metals -- Steel -- 0.9%
    BHP................................................       10,637             140,874
                                                                          --------------
    Total Australia....................................                          437,496
                                                                          --------------
AUSTRIA -- 1.0%
Energy -- 1.0%
    OMV AG.............................................        1,400             165,122
                                                                          --------------
BRAZIL -- 1.4%
Forest Products & Paper -- 0.3%
    Aracruz Cellulose..................................        4,800              44,400
                                                                          --------------
Telecommunications -- 0.6%
    Telebras ADR.......................................        1,000              97,000
                                                                          --------------
Utilities -- Electric & Gas -- 0.5%
    Centrais Electricas Brasileiras ADR................        4,000              86,588
                                                                          --------------
    Total Brazil.......................................                          227,988
                                                                          --------------
CANADA -- 0.7%
Banking -- 0.3%
    Bank of Montreal...................................        1,330              47,548
                                                                          --------------
Electrical & Electronics -- 0.4%
    CanWest Global Communications Corp.................        5,000              69,375
                                                                          --------------
    Total Canada.......................................                          116,923
                                                                          --------------
CHILE -- 1.1%
Banking -- 0.2%
    Banco Santander Chile ADR..........................        2,000              35,250
                                                                          --------------
Utilities -- Electric & Gas -- 0.9%
    Enersis............................................        4,600             152,375
                                                                          --------------
    Total Chile........................................                          187,625
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
DENMARK -- 1.9%
Banking -- 1.3%
    Unidanmark A/S.....................................        4,000      $      210,075
                                                                          --------------
Telecommunications -- 0.6%
    Tele Danmark.......................................        1,800              93,695
                                                                          --------------
    Total Denmark......................................                          303,770
                                                                          --------------
FINLAND -- 1.8%
Building Materials & Components -- 0.1%
    Kesko..............................................        1,000              14,637
                                                                          --------------
Forest Products & Paper -- 0.4%
    Metsa Serla........................................        7,500              62,647
                                                                          --------------
Machinery & Engineering -- 0.7%
    Rauma Oy...........................................        5,000             113,361
                                                                          --------------
Telecommunications -- 0.6%
    Nokia Corp. ADR....................................        1,600              93,600
                                                                          --------------
    Total Finland......................................                          284,245
                                                                          --------------
FRANCE -- 7.9%
Automoblies -- 0.3%
    PSA Peugeot Citroen................................          400              44,242
                                                                          --------------
Banking -- 1.9%
    Banque National de Paris...........................        2,500             113,457
    Credit Commercial de France........................        1,300              60,938
    Societe Generale...................................        1,140             132,093
                                                                          --------------
                                                                                 306,488
                                                                          --------------
Beverages & Tobacco -- 0.7%
    Remy Cointreau.....................................        4,200             109,498
                                                                          --------------
Data Processing & Reproduction -- 1.0%
    Havas..............................................        2,000             158,006
                                                                          --------------
Electrical & Electronics -- 0.7%
    Alcatel Alsthom Co.................................        1,100             112,974
                                                                          --------------
Energy -- 1.2%
    Elf Aquitaine......................................        1,000              95,681
    Total SA...........................................        1,200              95,751
                                                                          --------------
                                                                                 191,432
                                                                          --------------
Health & Personal Care -- 0.6%
    Rhone-Poulenc......................................        3,000             105,337
                                                                          --------------
Insurance -- 0.7%
    Assurance Generales de France......................        3,500             123,200
                                                                          --------------
Leisure & Tourism -- 0.8%
    Accor..............................................        1,000             137,640
                                                                          --------------
    Total France.......................................                        1,288,817
                                                                          --------------
GERMANY -- 5.3%
Automoblies -- 0.9%
    Daimler Benz.......................................        2,000             145,203
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
GERMANY -- (CONTINUED)
Electrical & Electronics -- 0.7%
    Siemens Ord........................................        2,400      $      121,472
                                                                          --------------
Machinery & Engineering -- 1.3%
    Metallgesellschaft AG (b)..........................       10,000             209,210
                                                                          --------------
Merchandising -- 1.4%
    Karstadt AG........................................          675             220,746
                                                                          --------------
Metals -- Non Ferrous -- 0.5%
    Degussa............................................          180              76,382
                                                                          --------------
Retail -- 0.5%
    Hornbach Holding AG................................        1,400              87,951
                                                                          --------------
    Total Germany......................................                          860,964
                                                                          --------------
HONG KONG -- 2.2%
Food & Household Products -- 0.3%
    Tingyi (Cayman Islands) Holding Co. (b)............      174,000              42,694
                                                                          --------------
Multi-Industry -- 1.2%
    Swire Pacific Ltd. ADR.............................       13,000             111,643
    Hutchinson Whampoa.................................       11,000              83,813
                                                                          --------------
                                                                                 195,456
                                                                          --------------
Real Estate -- 0.7%
    Sun Hung Kai Properties............................       10,000             115,582
                                                                          --------------
    Total Hong Kong....................................                          353,732
                                                                          --------------
INDONESIA -- 1.0%
Health & Personal Care -- 0.2%
    Kalbe Farma........................................       30,000              37,250
                                                                          --------------
Real Estate -- 0.3%
    Jaya Real Property.................................       40,000              57,596
                                                                          --------------
Telecommunications -- 0.5%
    Indonesia Satellite ADR............................        2,600              74,750
                                                                          --------------
    Total Indonesia....................................                          169,596
                                                                          --------------
INDIA -- 0.4%
Banking -- 0.3%
    State Bank of India GDR (b)........................        2,000              40,000
                                                                          --------------
Health & Personal Care -- 0.1%
    Ranbaxy Laboratories GDR...........................          900              19,800
                                                                          --------------
    Total India........................................                           59,800
                                                                          --------------
ITALY -- 2.2%
Automoblies -- 0.6%
    Fiat...............................................       31,900              98,449
                                                                          --------------
Banking -- 0.6%
    Banca Commerciale Italiana.........................       50,000             101,136
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
ITALY -- (CONTINUED)
Telecommunications -- 1.0%
    Seat (b)...........................................       20,000      $        7,216
    STET...............................................       20,000              85,758
    Telecom Italia.....................................       26,000              61,048
                                                                          --------------
                                                                                 154,022
                                                                          --------------
    Total Italy........................................                          353,607
                                                                          --------------
JAPAN -- 20.5%
Aerospace & Military Technology -- 0.7%
    Mitsubishi Heavy Industries, Ltd...................       15,000             107,914
                                                                          --------------
Appliances & Household Durables -- 1.2%
    Matsushita Electric Industrial Co., Ltd. (b).......       13,000             200,182
                                                                          --------------
Automobiles -- 1.9%
    Aisin Seiko Co., Ltd...............................        5,000              69,956
    Exedy Corp.........................................        2,000              24,836
    NGK Spark Plug Co..................................       13,000             133,455
    Toyota Motor Corp..................................        3,000              76,745
                                                                          --------------
                                                                                 304,992
                                                                          --------------
Banking -- 2.5%
    Bank of Tokyo......................................        6,000              98,353
    Daibiru Corp.......................................        1,000               9,454
    Sakura Bank Ltd....................................       15,000              95,745
    Sanwa Bank.........................................       12,000             138,091
    Seventy-Seven Bank.................................        8,000              65,237
                                                                          --------------
                                                                                 406,880
                                                                          --------------
Chemicals -- 0.6%
    Toyo Ink Manufacturing.............................       25,000              94,586
                                                                          --------------
Construction & Housing -- 0.8%
    Chudenko Corp......................................        3,000              85,686
    Danto Corp.........................................        1,000              10,100
    Okumura............................................        6,000              31,700
    Sawako Corp........................................          100               1,625
                                                                          --------------
                                                                                 129,111
                                                                          --------------
Computer Software -- 0.3%
    Square Co., Ltd....................................        1,300              50,913
                                                                          --------------
Data Processing & Reproduction -- 0.7%
    Dai Nippon Printing Co., Ltd.......................        7,000             116,483
                                                                          --------------
Electrical & Electronics -- 2.3%
    Mabuchi Motor......................................        4,000             199,023
    Murata Manufacturing Co., Ltd......................        4,000             140,078
    Sanshin Electronics Co.............................        2,000              27,320
                                                                          --------------
                                                                                 366,421
                                                                          --------------
Financial Services -- 0.7%
    Nomura Securities..................................        9,000             119,960
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
JAPAN -- (CONTINUED)
Health & Personal Care -- 1.6%
    Chugai Pharmaceutical Co., Ltd.....................       22,000      $      173,574
    Eisai Co., Ltd.....................................        5,000              93,551
                                                                          --------------
                                                                                 267,125
                                                                          --------------
Machinery & Engineering -- 1.5%
    Fuji Machine Manufacturing Co......................        6,000             154,980
    JGC Corp...........................................       10,000              57,041
    Kyudenko Co., Ltd..................................        5,000              38,083
                                                                          --------------
                                                                                 250,104
                                                                          --------------
Metals -- Steel -- 2.1%
    Maruichi Steel Tube................................       10,000             156,470
    Tokyo Steel Manufacturing..........................        5,000              55,054
    Yamato Kogyo Co., Ltd..............................       15,000             135,359
                                                                          --------------
                                                                                 346,883
                                                                          --------------
Real Estate -- 0.2%
    Meiwa Estate Co. Ltd. (b)..........................        1,000              24,836
                                                                          --------------
Recreation/Other Consumer Goods -- 0.9%
    Nintendo Corp. Ltd.................................          500              35,226
    Sony Corp..........................................        1,000              72,109
    Sony Music Entertainment, Inc......................        1,200              46,295
                                                                          --------------
                                                                                 153,630
                                                                          --------------
Textiles & Apparel -- 1.0%
    Onward Kashiyama Co., Ltd..........................       12,000             147,032
    Maruco Co., Ltd....................................          800               9,206
                                                                          --------------
                                                                                 156,238
                                                                          --------------
Tires -- 0.2%
    Sumitomo Rubber Industries.........................        6,000              39,490
                                                                          --------------
Transportation -- Road & Rail -- 0.8%
    Nippon Express Co., Ltd............................       20,000             128,653
                                                                          --------------
Wholesale & International Trade -- 0.5%
    Canon Sales Co., Inc...............................        4,000              77,490
                                                                          --------------
    Total Japan                                                                3,341,891
                                                                          --------------
KOREA -- 0.8%
Metals -- Steel -- 0.3%
    Pohang Iron & Steel Ltd. ADR.......................        3,000              58,500
                                                                          --------------
Utilities -- Electric & Gas -- 0.5%
    Korea Electric Power...............................        4,500              81,000
                                                                          --------------
    Total Korea                                                                  139,500
                                                                          --------------
MALAYSIA -- 1.6%
Financial Services -- 0.2%
    MBF Capital Berhad.................................       20,000              41,084
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
MALAYSIA -- (CONTINUED)
Multi-Industry -- 0.9%
    Renong Berhad......................................       20,000      $       36,412
    Sime Darby Berhad..................................       20,000              75,724
    Sungei Way Holdings Berhad.........................       10,000              29,001
                                                                          --------------
                                                                                 141,137
                                                                          --------------
Leisure & Tourism -- 0.3%
    Resorts World Berhad...............................       10,000              46,723
                                                                          --------------
Real Estate -- 0.2%
    Land & General Holdings............................       15,000              30,511
                                                                          --------------
    Total Malaysia.....................................                          259,455
                                                                          --------------
MEXICO -- 2.3%
Banking -- 0.3%
    Grupo Financiero Bancomer, S.A. de C.V.............      150,000              58,362
                                                                          --------------
Beverages & Tobacco -- 0.8%
    Fomento Economico Mexicano, S.A. de C.V............       30,000             125,761
                                                                          --------------
Construction & Housing -- 0.4%
    Cemex, S.A. de C.V.................................       15,000              60,621
                                                                          --------------
Forest Products & Paper -- 0.8%
    Kimberly Clark de Mexico, S.A. de C.V..............        3,000             128,808
                                                                          --------------
    Total Mexico.......................................                          373,552
                                                                          --------------
NETHERLANDS -- 2.9%
Chemicals -- 0.4%
    Akzo Nobel.........................................          500              72,057
                                                                          --------------
Financial Services -- 1.0%
    Intle Nederlanden..................................        4,276             165,606
                                                                          --------------
Recreation/Other Consumer Goods -- 0.9%
    Polygram NV........................................        3,300             151,280
                                                                          --------------
Transportation -- Airlines -- 0.6%
    KLM Royal Dutch Airlines NV........................        3,000              92,001
                                                                          --------------
    Total Netherlands..................................                          480,944
                                                                          --------------
NEW ZEALAND -- 1.0%
Forest Products & Paper -- 0.4%
    Carter Holt Harvey Ltd.............................       30,000              67,939
                                                                          --------------
Transportation -- Airlines -- 0.6%
    Air New Zealand Ltd................................       35,000              91,382
                                                                          --------------
    Total New Zealand..................................                          159,321
                                                                          --------------
NORWAY -- 1.8%
Banking -- 0.3%
    Fokus Bank.........................................        7,000              54,053
                                                                          --------------
Energy -- 0.7%
    Saga Petroleum ASA.................................        6,800             114,611
                                                                          --------------
Health & Personal Care -- 0.8%
    Nycomed ASA (b)....................................        8,600             134,094
                                                                          --------------
    Total Norway.......................................                          302,758
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
PHILIPPINES -- 0.4%
Telecommunications -- 0.4%
    Phillippine Long Distance ADR......................        1,200      $       69,600
                                                                          --------------
SINGAPORE -- 1.7%
Banking -- 0.6%
    Development Bank of Singapore Ltd..................        7,000              92,744
                                                                          --------------
Machinery & Engineering -- 0.2%
    Far East Levingston Shipbuilding (b)...............       10,000              41,009
                                                                          --------------
Multi-Industry -- 0.4%
    Keppel Corp. Ltd...................................        9,000              64,984
                                                                          --------------
Real Estate -- 0.5%
    Straits Steamship Land Ltd. (b)....................       25,000              85,174
                                                                          --------------
    Total Singapore....................................                          283,911
                                                                          --------------
SPAIN -- 0.9%
Telecommunications -- 0.3%
    Telefonica de Espana...............................        2,300              52,955
                                                                          --------------
Utilities -- Electric & Gas -- 0.6%
    Endesa.............................................        1,530              93,403
                                                                          --------------
    Total Spain........................................                          146,358
                                                                          --------------
SWEDEN -- 1.4%
Electrical & Electronics -- 0.4%
    ABB AB.............................................          520              58,757
                                                                          --------------
Health & Personal Care -- 1.0%
    Pharmacia & Upjohn, Inc............................        4,400             163,275
                                                                          --------------
    Total Sweden.......................................                          222,032
                                                                          --------------
SWITZERLAND -- 2.7%
Beverages & Tobacco -- 0.6%
    Compagnie Financiere Richemont AG..................           70              98,297
                                                                          --------------
Food & Household Products -- 1.0%
    Nestle AG..........................................          150             163,422
                                                                          --------------
Machinery & Engineering -- 0.6%
    Sulzer AG..........................................          175             109,219
                                                                          --------------
Transportation -- Airlines -- 0.5%
    Swissair AG (b)....................................           90              76,745
                                                                          --------------
    Total Switzerland..................................                          447,683
                                                                          --------------
THAILAND -- 0.6%
Banking -- 0.3%
    Siam Commercial Bank & Public Co., Ltd.............        9,500              53,919
                                                                          --------------
Real Estate -- 0.3%
    Land & House Public Co., Ltd.......................        8,000              45,405
                                                                          --------------
    Total Thailand.....................................                           99,324
                                                                          --------------
UNITED KINGDOM -- 13.8%
Aerospace & Military Technology -- 0.0%
    British Aerospace PLC..............................            8                 167
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
UNITED KINGDOM -- (CONTINUED)
Banking -- 1.0%
    Bank of Scotland...................................       23,000      $      127,782
    Royal Bank of Scotland Group PLC...................        4,500              42,340
                                                                          --------------
                                                                                 170,122
                                                                          --------------
Beverages & Tobacco -- 0.9%
    Guinness PLC.......................................       20,000             149,402
                                                                          --------------
Chemicals -- 0.7%
    BOC Group PLC......................................        7,000             112,793
                                                                          --------------
Data Processing & Reproduction -- 1.3%
    De La Rue PLC (b)..................................       21,000             213,326
                                                                          --------------
Food & Household Products -- 1.6%
    Reckitt & Colman PLC...............................       12,000             155,430
    Sainsbury (J.) PLC.................................       20,000             100,362
                                                                          --------------
                                                                                 255,792
                                                                          --------------
Forest Products & Paper -- 0.7%
    Jefferson Smurfit Group PLC........................       44,000             111,112
                                                                          --------------
Health & Personal Care -- 1.6%
    Amersham International PLC.........................        6,100             129,100
    Zeneca PLC.........................................        4,500             132,336
                                                                          --------------
                                                                                 261,436
                                                                          --------------
Insurance -- 0.7%
    Royal & Sun Alliance Insurance Group PLC...........       14,000             112,565
                                                                          --------------
Leisure & Tourism -- 1.4%
    Carlton Communications PLC.........................       11,000              94,000
    Rank Group PLC.....................................       20,000             136,531
                                                                          --------------
                                                                                 230,531
                                                                          --------------
Merchandising -- 0.9%
    Boots Co. PLC......................................       13,500             149,235
                                                                          --------------
Multi-Industry -- 1.0%
    Cookson Group PLC..................................       41,400             158,510
                                                                          --------------
Telecommunications -- 0.5%
    British Telecom PLC................................       12,000              83,190
                                                                          --------------
Utilities -- Electric & Gas -- 1.5%
    BG PLC.............................................       20,000              55,557
    Centrica PLC.......................................       80,000              85,699
    Scottish Power PLC.................................       17,800             101,792
                                                                          --------------
                                                                                 243,048
                                                                          --------------
    Total United Kingdom...............................                        2,251,229
                                                                          --------------
VENEZUELA -- 0.5%
Telecommunications -- 0.5%
    Compania Anomina Nacional Telefonos................        2,500              79,375
                                                                          --------------
    Total Common Stocks
      (cost $13,568,002)...............................                       13,603,118
                                                                          --------------

---------------
See Notes to Financial Statements.

                                                                              VALUE
                      DESCRIPTION                           SHARES           (NOTE 2)
-------------------------------------------------------                   --------------
INVESTMENT COMPANIES -- 0.8%
    India Fund.........................................       11,300      $       96,050
    Korean Investment Fund.............................        4,700              35,194
                                                                          --------------
    Total Investment Companies
      (cost $137,148)..................................                          131,244
                                                                          --------------

                                                 MATURITY     PRINCIPAL          VALUE
             DESCRIPTION                RATE       DATE         AMOUNT          (NOTE 2)
-------------------------------------   ----     --------     ----------     --------------
U.S. TREASURY OBLIGATIONS -- 0.8%
  U.S. Treasury Bill.................   5.01%    05/01/97        100,000             99,135
  U.S. Treasury Bill.................   4.97%    05/22/97         35,000             34,596
                                                                                -----------
  Total U.S. Treasury Obligations
    (cost $133,328)..................                                               133,731
                                                                                -----------
REPURCHASE AGREEMENT -- 14.8%
  Swiss American Securities Inc.,
    dated 2/28/97, with a maturity
    value of $2,410,074
    (Collateralized by $2,324,000
    U.S. Treasury Securities, 7.25%,
    5/15/16, market
    value -- $2,458,570)
    (cost $2,409,000; Note 2)........   5.35%    03/03/97      2,409,000          2,409,000
                                                                             --------------
TOTAL INVESTMENTS --
  (COST $16,247,478) (A).............                                        $   16,277,093
  Other assets in excess of
    liabilities -- 0.3%..............                                                56,385
                                                                             --------------
NET ASSETS -- 100.0%.................                                        $   16,333,478
                                                                             ==============

---------------

Percentages indicated are based on net assets of $16,333,478.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.....................................    $  653,763
            Unrealized depreciation.....................................      (624,148)
                                                                              --------
            Net unrealized appreciation.................................    $   29,615
                                                                              ========

(b) Represents a non-income producing security.
ADR -- American Depositary Receipt
PLC -- Public Limited Company

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS
 Investments, at value (Cost $16,247,478)....................................   $16,277,093
 Interest and dividend receivable............................................         8,949
 Receivable from investment advisor..........................................        41,306
 Receivable for capital shares sold..........................................        58,406
 Receivable for investment securities sold...................................       451,908
 Forward currency contracts--
   net amount receivable from counterparties.................................         6,548
 Deferred organization costs.................................................        42,531
 Prepaid expenses............................................................        10,635
 Other assets................................................................         5,211
                                                                                -----------
Total Assets.................................................................    16,902,587
                                                                                -----------
LIABILITIES
 Cash overdraft..............................................................        35,013
 Payable for capital shares redeemed.........................................       266,572
 Payable for currencies purchased............................................       132,613
 Forward currency contracts --
   net amount payable to counterparties......................................        20,949
 Payable for currencies purchased............................................         4,892
 Net payable for variation margin on futures contracts.......................        26,839
 Custodian and fund accounting fees payable..................................        23,042
 Audit fees payable..........................................................        36,878
 Other accrued expenses......................................................        22,311
                                                                                -----------
Total Liabilities............................................................       569,109
                                                                                -----------
NET ASSETS...................................................................   $16,333,478
                                                                                ===========
Net Assets
 A Shares....................................................................   $16,217,437
 K Shares....................................................................       116,041
                                                                                -----------
Total........................................................................   $16,333,478
                                                                                ===========
Shares Outstanding
($0.001 par value, 150 million shares authorized):
 A Shares....................................................................     1,636,100
 K Shares....................................................................        11,751
                                                                                -----------
Total........................................................................     1,647,851
                                                                                ===========
NET ASSET VALUE
 A Shares -- redemption price per share......................................         $9.91
 Maximum Sales Charge (A Shares).............................................          4.50%
 Maximum Offering Price (A Shares)
 (Net Asset Value of A Shares/(100%-Maximum Sales Charge))...................        $10.38
 K Shares -- offering price per share........................................         $9.88
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par..............................................   $     1,648
 Additional paid-in-capital..................................................    16,266,024
 Accumulated undistributed net investment income.............................       (18,867)
 Accumulated net realized gain on investment transactions and futures
   contracts.................................................................        88,887
 Net unrealized appreciation on investments and futures contracts............        12,249
 Net unrealized depreciation from foreign currency transactions..............       (16,463)
                                                                                -----------
NET ASSETS, FEBRUARY 28, 1997................................................   $16,333,478
                                                                                ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the period ended February 28, 1997(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Investment Income from Master Investment Trust, Series I --
  International Equity Portfolio (b):
  Dividends (net of foreign withholding tax of $1,561)...........          $  9,966
  Interest.......................................................             5,084
                                                                           --------
  Total Income...................................................            15,050
                                                                           --------
  Expenses.......................................................            49,967
  Fee waivers and expense reimbursements.........................           (41,705)
                                                                           --------
    Total expenses...............................................             8,262
                                                                           --------
Net Investment Income from Master Investment Trust, Series I --
  International Equity Portfolio.................................             6,788
                                                                           --------
Dividends (net of foreign withholding tax of $5,622).............            57,190
Interest.........................................................            24,952
                                                                           --------
  Total Income...................................................            88,930
                                                                           --------
EXPENSES
  Investment advisory fees.......................................            48,128
  Administration fees............................................            14,481
  Shareholder service fees (A and K shares)......................            18,782
  Custodian and fund accounting fees.............................            18,605
  Registration fees..............................................            44,193
  Reports to shareholders........................................            42,531
  Transfer agent fees............................................             4,233
  Legal fees.....................................................             1,625
  Audit fees.....................................................            36,865
  Other expenses.................................................            11,544
                                                                           --------
    Total Expenses...............................................           240,987
Less: Fee waivers and expense reimbursements.....................          (181,166)
                                                                           --------
Total Net Expenses...............................................            59,821
                                                                           --------
NET INVESTMENT INCOME............................................            29,109
                                                                           --------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS(B):
  Net realized gains on investment transactions and
    futures contracts............................................            55,351
  Net change in unrealized appreciation on investments and
    futures......................................................            12,249
  Net change in unrealized depreciation from foreign currency
    transactions.................................................           (16,463)
                                                                           --------
Net realized/unrealized gains on investments.....................            51,137
                                                                           --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................          $ 80,246
                                                                           ========

---------------

(a) Period from May 13, 1996 (inception date of fund) to February 28, 1997.

(b) On August 31, 1996, the International Equity Fund withdrew its investment in the Master Investment Trust, Series I and invested directly in investment securities.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
For the period ended February 28, 1997(a)
--------------------------------------------------------------------------------

INVESTMENT ACTIVITIES
OPERATIONS:
  Net investment income..........................................       $     29,109
  Net realized gains on investment transactions
    and futures contracts........................................             55,351
  Net change in unrealized appreciation on investments and
    futures contracts............................................             12,249
  Net change in unrealized depreciation on foreign currency
    transactions.................................................            (16,463)
                                                                         -----------
  Change in net assets resulting from operations.................             80,246
                                                                         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON
  INVESTMENT TRANSACTIONS:
  Class A Shares.................................................            (14,330)
  Class K Shares.................................................               (110)
                                                                         -----------
Change in net assets from shareholder distributions..............            (14,440)
                                                                         -----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued....................................         20,137,406
  Dividends reinvested...........................................              8,601
  Cost of shares redeemed........................................         (3,878,335)
                                                                         -----------
Change in net assets from capital share transactions.............         16,267,672
                                                                         -----------
Change in net assets.............................................         16,333,478
NET ASSETS:
  Beginning of period............................................                  0
                                                                         -----------
  End of period..................................................       $ 16,333,478
                                                                         ===========

---------------

(a) Period from May 13, 1996 (inception date of fund) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon International Equity Fund, ("the Fund"). The Fund commenced operations on May 13, 1996. The Fund offers A Shares and, effective July 22, 1996, began offering K Shares. A Shares have a Shareholder Services Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Fund seeks long-term capital growth to achieve its investment objective by investing primarily in foreign equity securities.

    Prior to September 1, 1996, the Fund sought to achieve its investment objective by investing substantially all of its assets in the Pacific Horizon International Equity Portfolio of the Master Investment Trust, Series I (the "Portfolio"), an open-end management investment company that had the same investment objective as that of the Fund. Effective September 1, 1996, the Fund withdrew its investment in the Portfolio and began investing its assets directly in investment securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Funds' administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS, serves as the distributor of the Fund's shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS, serves as transfer agent and dividend disbursing agent of the Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Fund for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price on the date of valuation or, if none is available, at the mean between the current quoted bid and ask prices on the date of valuation as provided by investment dealers. Short-term debt securities with less than 60 days to maturity are valued at amortized cost, which approximates market value. Trading in foreign securities is generally completed prior to the end of regular trading on the New York Stock Exchange (the "Exchange"). Trading may occur in foreign securities on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of net asset value per share of the Fund on days when net asset value is not calculated and on days which shareholders of the Fund cannot redeem.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    Prior to September 1, 1996, the Fund recorded its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Master Investment Trust, Series I -- International Equity Portfolio on a daily basis, based upon the value of its investment in the Portfolio.

    The fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the fund on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Fund's net investment income, if any, is declared and paid as a dividend at least annually to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                                                    ACCUMULATED NET REALIZED
                                       ACCUMULATED UNDISTRIBUTED         GAIN/(LOSS) ON
                                         NET INVESTMENT INCOME            INVESTMENTS
                                       -------------------------    ------------------------
International Equity Fund............           $47,976                     $(47,976)

FEDERAL INCOME TAXES:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    Currency losses incurred after October 31 for the Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such currency losses of $28,470 after October 31, 1996.

FOREIGN CURRENCY TRANSLATION:

    The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

    The Fund may enter into forward foreign currency exchange contracts in connection with purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Statement of Assets and Liabilities and the Statement of Operations. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    The Fund had the following outstanding forward currency exchange contracts at February 28, 1997:

             FOREIGN                SETTLEMENT       VALUE AT         CURRENT      UNREALIZED
        CURRENCY CONTRACTS             DATE       SETTLEMENT DATE      VALUE       GAIN/(LOSS)
----------------------------------  ----------    ---------------    ----------    -----------
Purchase Contracts:
Australian Dollar.................   03/31/97       $   137,214      $  139,752     $   2,538
Australian Dollar.................   03/31/97           191,541         194,255         2,714
German Mark.......................   03/20/97           364,924         354,831       (10,093)
Italian Lira......................   03/21/97           172,492         164,715        (7,777)
Spanish Peseta....................   03/21/97           529,739         530,483           744
Swedish Krona.....................   03/28/97            80,458          79,389        (1,069)
Swedish Krona.....................   03/28/97           168,651         166,678        (1,973)
                                                    -----------      ----------     ---------
                                                    $ 1,645,019      $1,630,103     $ (14,916)
                                                    ===========      ==========     =========
Sale Contracts:
French Franc......................   03/27/97       $    67,617      $   67,654     $     (37)
Italian Lira......................   03/21/97            82,808          82,256           552
                                                    -----------      ----------     ---------
                                                    $   150,425      $  149,910     $     515
                                                    ===========      ==========     =========

FUTURES:

    A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Such unrealized gains and losses are included in the caption "Net unrealized appreciation on investment transactions and futures contracts" in the Statement of Assets and Liabilities. The Fund agrees to receive from or pay to the broker an amount of "variation margin" and are included as a payable or receivable in the Statement of Assets and Liabilities. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Such gains or losses are included in the caption "Accumulated net realized gain on investment transactions and futures contracts" in the Statement and Assets and Liabilities. The Fund has entered into futures contracts to hedge a portion of its portfolio.

    The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

    The Fund had the following open futures contracts at February 28, 1997:

                                           NUMBER        CONTRACT     EXPIRATION    UNREALIZED
                                        OF CONTRACTS      VALUE          DATE       GAIN/(LOSS)
                                        ------------    ----------    ----------    -----------
Purchased:
AUSD All Ordinaries...................         75       $  141,734     03/31/97      $     565
AUSD All Ordinaries...................        100          188,978     03/31/97         (7,033)
Germany DAX Index.....................        200          386,489     03/20/97         27,289
Hang-Seng Index (Hong Kong)...........         50           85,685     03/30/97            194
Milan MIB30 Index (Italy).............     10,000          102,485     03/21/97         (7,067)
Madrid IBEX Index (Spain).............      6,000          220,883     03/21/97        (10,352)
Madrid IBEX Index (Spain).............      8,000          294,511     03/21/97        (14,165)
OMX Index (Sweden)....................        300           82,222     03/28/97         (2,272)
OMX Index (Sweden)....................        600          164,444     03/28/97         (4,525)
                                                        ----------                  ----------
 Totals...............................                  $1,667,431                   $ (17,366)
                                                        ==========                  ==========

    The aggregate market value of cash or eligible securities pledged to cover margin requirements for open futures positions at February 28, 1997 was $133,731.

REPURCHASE AGREEMENTS:

    The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Investment Advisory Agreement with Bank of America, an Administration Agreement with BISYS and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended February 28, 1997, Bank of America agreed to waive $56,391 for the Fund. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.15% of the Fund's average daily net assets. For the period ended February 28, 1997, BISYS agreed to waive its fee of $15,032 as Administrator for the Fund. For the same period, Bank of America reimbursed $132,666 for operating expenses of the Fund.

    For the period ended February 28, 1997, the Distributor advised the Fund that it retained $12,765 from commissions earned on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Funds that they retained $101,858 from commissions earned on sales of shares of the Fund.

    The Fund has a Shareholder Service Plan (the "Plan") under which the Fund pays the Distributor for shareholder servicing expenses incurred in connection with A Shares of the Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for A Shares. For the period ended February 28, 1997, the Fund incurred charges of $18,778, pursuant to the Plan. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1997, BISYS waived $18,778 of A Shares' shareholder servicing fees.

    The Fund has a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Fund. Under the Distribution Plan, the Fund pays the Distributor for expenses primarily intended to result in the sale of the Fund's K Shares. Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% of the average daily net assets of the Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Fund pays for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of the Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. For the year ended February 28, 1997, BISYS waived $4 in K Share shareholder servicing fees.

    BISYS Ohio serves the Fund as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $4,233 from the Fund for the year ended February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Fund would have incurred an additional cost of $7,384.

    For the period ended February 28, 1997, the Fund incurred legal charges totaling $1,625 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company receives an additional $40,000 per year through February 28, 1997, in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1997, the cost of purchases and the proceeds from the sales of the Fund's portfolio securities (excluding short-term investments) amounted to $25,550,885 and $10,274,376, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Fund are summarized below:

                                                                          PERIOD ENDED FEBRUARY
                                                                                 28, 1997
                                                                         ------------------------
                                                                          SHARES        AMOUNT
                                                                         ---------    -----------
A Shares
 Issued................................................................  2,025,050    $20,020,078
 Reinvested............................................................        856          8,491
 Redeemed..............................................................   (389,806)    (3,877,701)
                                                                         ---------    -----------
Net increase...........................................................  1,636,100    $16,150,868
                                                                         =========    ===========
K Shares (b)
 Issued................................................................     11,805    $   117,328
 Reinvested............................................................         11            110
 Redeemed..............................................................        (65)          (634)
                                                                         ---------    -----------
Net increase...........................................................     11,751    $   116,804
                                                                         =========    ===========

---------------

(a) Period from May 13, 1996 (inception date of Fund) to February 28, 1997.

(b) Period from July 22, 1996 (inception date of K Shares) to February 28, 1997.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          PERIOD
                                                                           ENDED
                                                                         FEBRUARY
                                                                            28,
                                                                          1997(a)
                                                                         ---------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........................  $  10.00
                                                                         --------
Income from Investment Operations:
  Net investment income................................................     (0.01)
  Net realized and unrealized gains on investment transactions.........     (0.07)
                                                                         --------
Total income from investment operations................................     (0.08)
                                                                         --------
Distributions to shareholders from net realized gains on investment
  transactions                                                              (0.01)
                                                                         --------
Net change in asset value per share....................................     (0.09)
                                                                         --------
NET ASSET VALUE PER SHARE, END OF PERIOD...............................  $   9.91
                                                                         ========
Total return (excludes sales charge)...................................     (0.79%)**
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)......................................    16,217
  Ratio of expenses to average net assets..............................      0.92%(b)
  Ratio of net investment income to average net assets.................      0.40%(b)
  Ratio of expenses to average net assets*.............................      3.92%(b)
  Ratio of net investment income to average net assets*................     (2.61%)(b)
  Portfolio turnover rate..............................................       114%**
  Average commission rate paid.........................................  $ 0.0353 (c)

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** Not annualized.
 (a) Period from May 13, 1996 (inception date of fund) to February 28, 1997.
 (b) Annualized.
 (c) Represents the dollar amount of commissions paid on Fund transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Fund as a whole or without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                         PERIOD
                                                                          ENDED
                                                                        FEBRUARY
                                                                           28,
                                                                         1997(a)
                                                                        ---------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........................  $   9.82
                                                                        --------
Income from Investment Operations:
  Net investment (loss)...............................................     (0.01)
  Net realized and unrealized gains on investment transactions........      0.08
                                                                        --------
Total income from investment operations...............................      0.07
                                                                        --------
Distributions to shareholders from net realized gains on investment
  transactions........................................................     (0.01)
                                                                        --------
Net change in asset value per share...................................      0.06
                                                                        --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............................  $   9.88
                                                                        --------
                                                                        ========
Total return (excludes sales charge)..................................      0.72%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).....................................       116
  Ratio of expenses to average net assets.............................      1.49%(b)
  Ratio of net investment income to average net assets................     (0.31%)(b)
  Ratio of expenses to average net assets*............................      3.53%(b)
  Ratio of net investment income to average net assets*...............     (2.34%)(b)
  Portfolio turnover rate.............................................       114%**
  Average commission rate paid........................................  $ 0.0353 (c)

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** Not annualized.
 (a) Period July 22, 1996 (inception date) to February 28, 1997
 (b) Annualized.
 (c) Represents the dollar amount of commissions paid on Fund transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

PACIF IC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon International Equity Fund (one of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period May 13, 1996 (commencement of operations) through February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)

    On December 23, 1996, a special meeting of the shareholders of Pacific Horizon Funds was held to approve an Amended and Restated Investment Advisory Agreement between Pacific Horizon Funds, Inc. and Bank of America National Trust and Savings Association with respect to the Fund and to approve a Sub-Advisory Agreement between Bank of America National Trust and Savings Association and Wellington Management Company, LLP with respect to the Fund.

    Investment Advisory Agreement -- The shareholders of the Pacific Horizon Funds approved the Amended Agreement, as follows:

IN FAVOR      OPPOSED      ABSTAIN
---------    ---------    ---------
1,021,398      2,217       52,037

    Sub-Advisory Agreement -- The shareholders of the Pacific Horizon Funds approved the Sub-Advisory Agreement as follows:

IN FAVOR      OPPOSED      ABSTAIN
---------    ---------    ---------
1,070,300      2,217        3,136

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101


 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ................................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

    ............................................................................
    Name of Broker

    ............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund

                              Money Market Funds

       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

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